UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 27, 2009

MCCORMICK & COMPANY, INCORPORATED

(Exact name of registrant as specified in its charter)

Maryland	0-748	52-0408290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18 Loveton Circle Sparks, Maryland	21152
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 771-7301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c).

Item 5.02(b) - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 27, 2009, Robert J. Lawless notified the Board of Directors of McCormick & Company, Incorporated (the “Company”) of his decision not to stand for re-election to the Board at the Company’s Annual Meeting of Stockholders to be held on March 25, 2009. Mr. Lawless will continue to serve as the nonexecutive Chairman of the Board until that date. The Board has appointed Alan D. Wilson, the Company’s President and Chief Executive Officer, to succeed Mr. Lawless as Chairman of the Board, effective March 25, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCORMICK & COMPANY, INCORPORATED (Registrant)

Date: January 28, 2009	/s/ W. Geoffrey Carpenter
W. Geoffrey Carpenter
Vice President, General Counsel & Secretary